SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):      April 19, 2004
                                                 -------------------------



                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
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  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
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 (Address of Principal Executive Offices)                  (Zip Code)



                             (401) 431-8697
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           (Registrant's telephone number, including area code)




Item 5.    Other Events and Regulation FD Disclosure.

           The April 19, 2004 Press Release of the Company attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

           (c) Exhibits

           99  Press Release, dated April 19, 2004, of Hasbro, Inc.

Item 12.   Results of Operations and Financial Condition.

           On April 19, 2004, we announced our financial results for the fiscal quarter ended March 28, 2004, and certain other information. The press release, which has been attached as Exhibit 99, discloses a financial measure, Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"), that is considered a non-GAAP financial measure as defined under SEC rules. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. Management believes that EBITDA is one of the appropriate measures for evaluating our operating performance, because it reflects the resources available for strategic opportunities including, among others, to invest in the business, strengthen the balance sheet and make strategic acquisitions. However, this measure should be considered in addition to, and not as a substitute for, or superior to, net earnings or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the SEC. The EBITDA measures included in our press release have been reconciled to the nearest GAAP measures as is required under SEC rules regarding the use of non-GAAP financial measures.

           The press release also includes our International segment net revenues excluding the impact of changes in exchange rates. Management believes that the presentation of International segment net revenues minus the impact of exchange rate changes provides information that is helpful to an investor's understanding of the segment's underlying business performance absent exchange rate fluctuations which are beyond the Company's control.

           As used herein, "GAAP" refers to accounting principles generally accepted in the United States.




                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: April 19, 2004                  By:  /s/ David D.R. Hargreaves
                                              --------------------------
                                              David D. R. Hargreaves

                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)




                                  HASBRO, INC.
                           Current Report on Form 8-K
                             Dated April 19, 2004


                                 Exhibit Index

Exhibit
  No.                              Exhibits
-------                            --------

99           Press Release, dated April 19, 2004, of Hasbro, Inc.